UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2015

American Realty Capital Daily Net Asset Value Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

333-169821	27-3441614
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, NY 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 1, 2015, American Realty Capital Daily Net Asset Value Trust, Inc.'s (the “Company”) net asset value (“NAV”) per institutional share is $9.944 and its NAV per retail share is $10.212.

The following sets forth the calculation of NAV for each of the institutional shares and retail shares:

Net Asset Value as of April 1, 2015:	$25,513,295.94

Net Assets as of July 1, 2015:
Real Estate Properties, at Fair Value	$36,850,000.00
Non-Real Estate Assets (1)
Cash and Cash Equivalents	3,536,612.53
Receivable from Advisor	962,732.00
Prepaid and Other Costs	920,971.21
Total Assets	42,270,315.74
Liabilities
Financing	16,317,451.00
Deferred Revenue	134,769.29
Redemptions Payable	154,667.59
Other Liabilities (1)	398,634.59
Total Liabilities	17,005,522.47
Net Asset Value	$25,264,793.27
________________________________
(1) As described in “Valuation Policies” in the Company's Prospectus, the Company estimates operating income and certain expenses and adds, or deducts, the daily accrual of such estimated expenses in determining NAV. Any operating income or such expense items that exceed the amount of such estimates will be adjusted monthly on a going forward basis.

The Real Estate Properties have initially been valued at cost. After such initial valuations, the value of the Real Estate Properties will be determined taking into consideration the valuations performed by Duff & Phelps, LLC, an independent valuation firm retained by the Company, which will be performed on each property at least one calendar quarter after its acquisition.

Quarterly Adjustment and Calculation of NAV

Institutional Shares	NAV
Net Asset Value for Institutional shares as of April 1, 2015	$13,472,783.78	($9.944)
Share Purchases and Redemptions for the quarter ended July 1, 2015:
Share Purchases	116,639.43
Share Redemptions	(162,565.68)
Activity for the quarter ended July 1, 2015: (2)
Accrual of Portfolio Revenue	352,022.58
Accrual of Other Expenses (3)	(367,851.66)
Change in NAV due to Gains (Losses) (Realized and Unrealized) on Assets and Liabilities subsequent to April 1, 2015	15,943.5
Ending NAV on July 1, 2015 (per institutional share)	$13,426,971.95	($9.944)

Retail Shares	NAV
Net Asset Value for Retail shares as of April 1, 2015	$12,040,512.16	($10.207)
Share Purchases and Redemptions for the quarter ended July 1, 2015:
Share Purchases	129,706.55
Share Redemptions	(337,337.75)
Activity for the quarter ended July 1, 2015: (2)
Accrual of Portfolio Revenue	313,076.87
Accrual of Other Expenses (3)	(322,193.01)
Change in NAV due to Gains (Losses) (Realized and Unrealized) on Assets and Liabilities subsequent to April 1, 2015	14,056.50
Ending NAV on July 1, 2015 (per retail share)	$11,837,821.32	($10.212)
________________________________
(2) The beginning NAV and the quarterly activity have been allocated between the institutional shares and the retail shares in proportion to the NAV of the institutional shares and the retail shares on the corresponding NAV date.
(3) Other Expenses, consist of all of the Company's operating and administrative expenses, other than asset management fees and organizational and offering expenses.
The NAV per share for a particular day can be found on the Company's website at www.arcdailynav.com or by calling its toll-free, automated telephone line at 1-866-532-4743.

Below is the NAV per share for each of the institutional shares and the retail shares for each day subsequent to April 1, 2015.

Date	NAV per institutional share	NAV per retail share
April 2, 2015	$9.944	$10.208
April 6, 2015	$9.944	$10.209
April 7, 2015	$9.944	$10.209
April 8, 2015	$9.944	$10.209
April 9, 2015	$9.944	$10.209
April 10, 2015	$9.944	$10.209
April 13, 2015	$9.944	$10.209
April 14, 2015	$9.944	$10.209
April 15, 2015	$9.944	$10.209
April 16, 2015	$9.944	$10.209
April 17, 2015	$9.944	$10.209
April 20, 2015	$9.944	$10.209
April 21, 2015	$9.944	$10.209
April 22, 2015	$9.944	$10.209
April 23, 2015	$9.944	$10.209
April 24, 2015	$9.944	$10.209
April 27, 2015	$9.944	$10.210
April 28, 2015	$9.944	$10.210
April 29, 2015	$9.944	$10.210
April 30, 2015	$9.944	$10.210
May 1, 2015	$9.944	$10.210
May 4, 2015	$9.944	$10.210
May 5, 2015	$9.944	$10.210
May 6, 2015	$9.944	$10.210
May 7, 2015	$9.944	$10.210
May 8, 2015	$9.944	$10.210
May 11, 2015	$9.944	$10.210
May 12, 2015	$9.944	$10.210
May 13, 2015	$9.944	$10.210
May 14, 2015	$9.944	$10.210
May 15, 2015	$9.944	$10.210
May 18, 2015	$9.944	$10.210
May 19, 2015	$9.944	$10.210
May 20, 2015	$9.944	$10.210
May 21, 2015	$9.944	$10.210
May 22, 2015	$9.944	$10.210
May 26, 2015	$9.944	$10.210
May 27, 2015	$9.944	$10.210
May 28, 2015	$9.944	$10.211
May 29, 2015	$9.944	$10.211
June 1, 2015	$9.944	$10.211
June 2, 2015	$9.944	$10.211
June 3, 2015	$9.944	$10.211
June 4, 2015	$9.944	$10.211

Date	NAV per institutional share	NAV per retail share
June 5, 2015	$9.944	$10.211
June 8, 2015	$9.944	$10.211
June 9, 2015	$9.944	$10.211
June 10, 2015	$9.944	$10.211
June 11, 2015	$9.944	$10.211
June 12, 2015	$9.944	$10.211
June 15, 2015	$9.944	$10.211
June 16, 2015	$9.944	$10.211
June 17, 2015	$9.944	$10.211
June 18, 2015	$9.944	$10.211
June 19, 2015	$9.944	$10.211
June 22, 2015	$9.944	$10.211
June 23, 2015	$9.944	$10.211
June 24, 2015	$9.944	$10.211
June 25, 2015	$9.944	$10.211
June 26, 2015	$9.944	$10.211
June 29, 2015	$9.944	$10.212
June 30, 2015	$9.944	$10.212
July 1, 2015	$9.944	$10.212

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

Date: July 1, 2015	By:	/s/ William M. Kahane
William M. Kahane
Chief Executive Officer